GUARANTY

      THIS GUARANTY is given as of the 17th day of March, 1997, by GUARANTORS, as hereafter defined, in favor of THOMAS W. MARMON, as Trustee of the THOMAS W. MARMON TRUST, with a mailing address of Thomas W. Marmon, Trustee of the Thomas W. Marmon Trust, c/o Ceres Corporation, 4390 Airwest Drive SE, Grand Rapids, Michigan 49512 ("Marmon"), pursuant to a loan made by Marmon to ETS INTERNATIONAL, INC., a Virginia corporation ("Borrower"). Guarantors are wholly-owned direct or indirect a subsidiaries of Borrower.

      1. Guarantors. As used in this Guaranty, "Guarantors" means, collectively, the undersigned corporations, and every reference to "Guarantors" in this Guaranty shall mean each such corporation individually. Each of the undersigned corporations is jointly and severally liable for the payment of the Indebtedness (as defined below) under this Guaranty.

      2. Guaranty. In consideration of any credit heretofore or hereafter extended by Marmon to Borrower, Guarantors hereby absolutely, unconditionally, and irrevocably guarantee prompt payment when due, and at all times thereafter, of (i) any and all existing and future indebtedness, obligations, and liabilities of Borrower to Marmon under a certain note of even date herewith executed by Borrower in favor of Marmon, and (ii) any and all renewals, extensions, replacements and modifications of that note and all interest, late charges and reasonable expenses accrued thereon (collectively the "Indebtedness"). The Indebtedness also includes any and all indebtedness and obligations now or hereafter owing to Marmon by Borrower, regardless of whether any such indebtedness or obligation is (i) not presently intended or contemplated by Borrower, Marmon or Guarantors; (ii) indirect, contingent or secondary; or (iii) unrelated to, or of a different kind of class from, any indebtedness or obligations of Borrower to Marmon that are now owing or are committed or contemplated.

      3. Unlimited Liability. Except as provided by Paragraph 12, each Guarantor's liability for the payment of the Indebtedness under this Guaranty is unlimited.

      4. Expenses. Guarantors shall reimburse Marmon for all costs, reasonable attorney fees, and other expenses at any time expended or incurred by Marmon in the collection or attempted collection of the Indebtedness or in the enforcement of this Guaranty or the realization upon any security now or hereafter granted for this Guaranty.

      5. Unconditional. The effectiveness of this Guaranty is not subject to the satisfaction of any conditions, including, without limitation, the signing of this or another guaranty, or the granting of any other security, by any person, firm or corporation. Marmon may grant or continue credit from time to time to Borrower without notice to or authorization from Guarantors, regardless of Borrower's financial or other condition at the time of any such grant or continuation. Marmon shall have no obligation to disclose or discuss with Guarantors his assessment of Borrower's financial condition.
The execution of this Guaranty by Guarantors, however, shall create no obligation or duty of Marmon to grant or continue credit to Borrower.

      6. Application of Payments. Marmon in its sole discretion may, without affecting, impairing, or reducing Guarantors' obligations under this Guaranty, (i) apply payments or collections received from any source to the payment of indebtedness other than the Indebtedness, even though Marmon could have applied those payments to the Indebtedness; and (ii) apply payments or collections received from Guarantors or from any present or future security for this Guaranty to any liability of Guarantors under this Guaranty or to any liability of Guarantors for payment to Marmon of any other indebtedness. Any payments or collections that Marmon applies to the liability of Guarantors under this Guaranty shall be applied to costs or expenses described in Paragraph 4 above and to the components of the Indebtedness, all in such manner as Marmon in its sole discretion shall determine.

      7. Rights Against Debtor. Guarantors will not exercise or enforce, and hereby waive, any right of contribution, reimbursement, recourse, or subrogation available to Guarantors against Borrower or any other person liable for payment of all or part of the Indebtedness, or as to any security therefor, unless and until all of the Indebtedness is paid in full and discharged.

      8. Warranties and Representations. Each Guarantor warrants and represents to Marmon that (i) all financial statements and other information concerning such Guarantor furnished to Marmon are true and correct in all material respects; (ii) the execution, delivery, and performance of this Guaranty by such Guarantor has been validly authorized by all necessary corporate action of its board of directors and/or shareholders and will not violate its articles of incorporation or bylaws or any law, rule, judgment, order, agreement, or instrument binding it, nor require the approval of any public authority or other third party; and (iii) this Guaranty constitutes the valid and binding obligation of such Guarantor and is enforceable in accordance with its terms.

      9. Waivers. Guarantors waive (i) notice of the acceptance of this Guaranty and of the extension or continuation of all or any part of the Indebtedness; (ii) presentment, protest, notice, demand, or action with respect to any default in payment of all or any part of the Indebtedness and with respect to any default by any Guarantor in its obligations under this Guaranty; and (iii) any right to require Marmon to sue Borrower, any other Guarantor or any other person obligated with respect to all or any part of the Indebtedness or to foreclose or realize upon any security for all or any part of the Indebtedness. Guarantors waive any and all defenses, claims, and discharges of Borrower or any other obligor with respect to the Indebtedness, except the defense of discharge by payment. Without limiting the generality of the foregoing, Guarantors will not assert, plead, or enforce against Marmon any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity minority, usury, ultra vires, lack of authorization, illegality, or unenforceability that may be available to Borrower or any other person liable in respect of any Indebtedness or any setoff available against Marmon to Borrower or any such other person, whether or not on account of a related transaction. Guarantors shall be liable for any deficiency remaining after foreclosure of or realization upon any security for all or part of the Indebtedness, whether or not the liability of Borrower or any other obligor for the deficiency is discharged pursuant to statute or judicial decision.

      10. Termination or Revocation. This Guaranty shall continue in effect until receipt by Marmon of written notice of its termination or revocation and, notwithstanding that receipt, thereafter as to Indebtedness incurred, arising, or committed for prior to receipt by Marmon of notice of termination or revocation. A notice of revocation or termination must be in writing, shall not be effective until received by Marmon and shall be effective only as to the Guarantor giving the notice, and this Guaranty shall remain in effect as to the other Guarantors not giving the notice.

      11. No Impairment of Guaranty. The validity and enforceability of this Guaranty shall not be impaired or affected by any of the following (whether occurring before or after receipt by Marmon of notice of termination of this Guaranty) with respect to all or part of the Indebtedness or any agreement relating thereto or with respect to any present or future guaranty or other security for all or part of the Indebtedness: (i) any extension, modification, renewal, indulgence or substitution; (ii) any failure or omission to enforce any right, power, or remedy; (iii) any waiver of any right, power, or remedy or of any default; (iv) any release, surrender, compromise, settlement, subordination, or modification, with or without consideration; (v) the unenforceability or invalidity of the Indebtedness or of any present or future guaranty for all or part of the Indebtedness; (vi) any failure by Marmon to perfect or secure any priority of its rights with respect to any security; or (vii) any consent by Marmon to any sale or transfer of any security; all whether or not the undersigned shall have had notice or knowledge of any act, omission, or circumstance referred to in this Paragraph.

      12. Enforceability. If any one or more provisions of this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired, prejudiced or disturbed thereby. If at any time any portion of the obligations of any Guarantor under this Guaranty shall be determined by a court of competent jurisdiction to be invalid, unenforceable or avoidable, the remaining portion of the obligations of that Guarantor under this Guaranty shall not in any way be affected, impaired, prejudiced or disturbed thereby and shall remain valid and enforceable to the fullest extent permitted by applicable law. If at any time all or any portion of the obligations of any Guarantor under this Guaranty would otherwise be determined by a court of competent jurisdiction to be invalid, unenforceable or avoidable under Section 548 of the U.S. Bankruptcy Code or under a similar applicable law of any jurisdiction (including without limitation laws relating to fraudulent conveyances or fraudulent transfers), then notwithstanding any other provisions of this Guaranty to the contrary that obligation or portion thereof of that Guarantor under this Guaranty shall not exceed (a) the maximum amount which could be incurred hereunder by that Guarantor without rendering this Guaranty void or unenforceable under applicable law relating to fraudulent conveyance, fraudulent transfer or the like after taking into account the probability of that Guarantor making any payment pursuant to this Guaranty, the amount of such probable payment, and all consideration and value directly or indirectly received by that Guarantor from Marmon or the Borrower as a result of Marmon making loans and other financial accommodations to the Borrower now or hereafter, less (b) one dollar. If any Guarantor claims that its liability hereunder is subject to the foregoing limitation, then that Guarantor agrees that it has the burden of proof as to all matters pertaining to that limitation in light of the fact that it has possession of all the financial information needed to determine the amount of such limitation.

      13. Independence of Obligations. The liability of Guarantors hereunder is independent of any other guaranties or obligations at any time in effect with respect to all or any part of the Indebtedness and may be enforced regardless of the existence, validity, enforcement, or nonenforcement of any such other guaranties or other obligations. Marmon is authorized to release or modify the obligations of or surrender any security given by or waive any rights against Borrower or any Guarantor, without in any manner affecting or impairing the liability of the other Guarantors.

      14. Return of Payments. If any payment applied by Marmon to the Indebtedness is set aside, recovered, rescinded, or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency, or reorganization of Borrower, any Guarantor, or any other person liable in respect of any Indebtedness), the Indebtedness to which the payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding the application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if Marmon had not made the application.

      15. Applicable Law, Venue, Jurisdiction. This Guaranty and the rights and obligations of the parties shall be governed by and interpreted in accordance with the laws of the Commonwealth of Virginia, without giving effect to principles of conflicts of laws. Guarantors irrevocably agree and consent that any action against Guarantors for collection or enforcement of this Guaranty may be brought in any state or federal court that is located in or whose jurisdiction includes Kent County, Michigan, and that any such court shall have jurisdiction over Guarantors for that action.

      16. Complete Agreement. This Guaranty contains the entire agreement between Guarantors and Marmon with respect to the subject matter hereof. There are no promises, terms, conditions, or obligations other than those contained herein. This Guaranty may not be modified except by writing signed by the party to be charged.

       17. Notices. Any notices or communications required or permitted under this Guaranty shall be in writing and shall be deemed given when served either personally or by certified United States mail (postage prepaid), or by overnight express courier, addressed to Guarantors at their respective addresses set forth below, and to Marmon at its address set forth on the first page of this Guaranty, or to such other place as a party shall designate by notice served upon the other parties in accordance with this Paragraph.

      18. Binding Effect. This Guaranty shall be binding upon and shall inure to the benefit of Marmon and Guarantors and their respective successors and assigns. Marmon may assign this Guaranty in connection with an assignment of all or any portion of the Indebtedness.

      19. Security. Guarantors acknowledge that their obligations under this Guaranty are secured by those security agreements of even date herewith between each Guarantor and Marmon.

      20. Corporate Benefit. Each Guarantor is a wholly-owned direct or indirect subsidiary of Borrower and will therefore derive substantial direct and indirect benefits from the extensions of credit by Marmon to Borrower. Accordingly, this Guaranty is necessary and convenient to the conduct, promotion and attainment of the business of Borrower and is in furtherance of the corporate purposes of each Guarantor.

      IN WITNESS WHEREOF, Guarantors have executed and delivered this Guaranty as of the date first above written.

WITNESSES:                                GUARANTORS:

                                          ETS WATER AND WASTE MANAGEMENT,
                                          INC. (d/b/a Stamie E. Lyttle
s/R. Neal Keesee, Jr.                     Company)
-----------------------

s/Jennifer A. Perdue                      By s/John D. McKenna
-----------------------                      ----------------------------
                                             Its  CEO
                                                  -----------------------

                                          Address:
                                          2210 Belt Blvd. at Hopkins Road
                                          Richmond, Virginia  23224

                                          ETS ANALYTICAL SERVICES, INC.
s/R. Neal Keesee, Jr.
-----------------------

s/Jennifer A. Perdue                      By s/John D. McKenna
-----------------------                      ----------------------------
                                             Its  CEO
                                                  -----------------------

                                          Address:
                                          1401 Municipal Road, NW
                                          Roanoke, Virginia 24012

WITNESSES:                                ETS, INC.

s/R. Neal Keesee, Jr.
-----------------------

s/Jennifer A. Perdue                      By s/John D. McKenna
-----------------------                      ----------------------------
                                             Its  CEO
                                                  -----------------------

                                          Address:
                                          1401 Municipal Road, NW
                                          Roanoke, Virginia  24012


WITNESSES:                                ETS LINER, INC.
                                          (d/b/a/ Pipeliner Installers)

s/R. Neal Keesee, Jr.
-----------------------

s/Jennifer A. Perdue                      By s/John D. McKenna
-----------------------                      ----------------------------
                                             Its  CEO
                                                  -----------------------

                                          Address:
                                          2551 N.W. 15th Court
                                          Pompano Beach, Florida  33069